The Marsico Investment Fund

Marsico International Opportunities Fund

Marsico Flexible Capital Fund

Supplement dated June 29, 2007

(to the Prospectus and Statement of Additional Information dated February 1, 2007)

This Supplement updates the above-dated Prospectus and Statement of Additional Information of the Marsico Investment Fund (the "Trust"). The purpose of the Supplement is to provide you with information about a change in the strategy of the Marsico International Opportunities Fund and a change to the portfolio manager and the expense limitation agreement with regard to the Marsico Flexible Capital Fund.

Marsico International Opportunities Fund

Effective August 15, 2007, the Marsico International Opportunities Fund will not be required to hold a core position of between 35 and 50 common stocks. On May 9, 2007, the Board of Trustees approved this change. Marsico Capital Management, LLC, the investment adviser to the Marsico International Opportunities Fund, anticipates that this change will allow it to pursue additional investment opportunities.

Marsico Flexible Capital Fund

Change in Portfolio Manager

Effective July 2, 2007, Mr. Corydon J. Gilchrist will no longer serve as the portfolio manager of the Marsico Flexible Capital Fund. On that date, Mr. A. Douglas Rao will serve as the portfolio manager of the Fund. The disclosure under "The Portfolio Managers" on page 24 of the Prospectus is supplemented as follows:

The Flexible Capital Fund

A. Douglas Rao is the portfolio manager of the Flexible Capital Fund. Prior to joining Marsico Capital in 2005, Mr. Rao spent more than four years at Trust Company of the West ("TCW") where he was a Senior Vice President and Financial Services Analyst for U.S. equities. He has nine years of experience in the financial services industry, and holds a Bachelor's degree in History from the University of Virginia and an MBA from the University of California, Los Angeles.

Additionally, the disclosure under "Portfolio Managers" on page 62 of the Statement of Additional Information and "Portfolio Manager Fund Ownership" on pages 63-64 of the Statement of Additional Information is supplemented as follows: Corydon J. Gilchrist, CFA is the portfolio manager of the 21st Century Fund. A. Douglas Rao is the portfolio manager of the Flexible Capital Fund. Mr. Rao, as of July 2, 2007, does not manage any accounts other than the Marsico Flexible Capital Fund.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
A. Douglas Rao	Flexible Capital Fund $50,000 - 100,000*

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*	Information with regard to the Flexible Capital Fund is as of March 31, 2007. The Fund commenced operations on December 29, 2006.

Change to Expense Limitation Agreement

Effective June 1, 2007, Marsico Capital Management, LLC, ("MCM"), the investment adviser to the Marsico Flexible Capital Fund (the "Fund"), has amended its expense limitation agreement in which it has agreed to limit the total expenses of the Fund. The agreement had provided that MCM would limit the total expenses of the Fund (excluding interest, taxes, acquired fund expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Fund's average net assets until December 31, 2007. On May 9, 2007, the Board of Trustees approved a proposal by MCM to reduce the limit on total expenses so that the total expenses of the Fund (excluding interest, taxes, acquired fund expenses, litigation, brokerage and extraordinary expenses) will not exceed 0.75% of its average daily net assets from June 1, 2007 through December 31, 2007. This fee waiver may be terminated at any time after December 31, 2007.

The disclosure under "Expenses" and "Example" beginning on page 20 of the Prospectus is replaced in its entirety with the following:

EXPENSES

As an investor in the Funds, you pay certain fees and expenses in connection with your investment in the Funds. The table on this page describes the fees and expenses you may pay if you buy and hold shares of the Funds. There are no sales loads or exchange fees associated with an investment in the Funds. A redemption fee applies to certain redemptions or exchanges of shares of the Funds. For more information on this fee, see "Frequent Purchases and Redemptions of Fund Shares" on page 36 of this Prospectus. Fund operating expenses are paid out of the assets of each Fund, so their effect is included in each Fund's share price.

SHAREHOLDER FEES (fees paid directly from your investment)

The Transfer Agent currently charges $12.50 for each redemption from an Individual Retirement Account ("IRA account") and also charges $15.00 for each payment by wire of redemption proceeds from an IRA account. There is also a $12.50 annual maintenance fee charged on retirement accounts. If you request that your redemption be sent via overnight delivery, the Transfer Agent will deduct $15.00 from your account to cover the associated costs. See "Retirement Plan Services" on page 43 for more information.
REDEMPTION FEES	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund
On shares sold or exchanged (as a percentage of the amount redeemed) after holding them for 30 days or less.	2.00%	2.00%	2.00%	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund
Management Fee	0.82%(1)	0.85%(1)	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees(2)	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses(3)	0.17%	0.17%	0.23%	0.32%	0.89%(4)
Acquired Fund Fees and Expenses (5)	0.02%	0.00%(6)	0.02%	0.00%(6)	-
Total Annual Fund Operating Expenses(7)(8)	1.26%	1.27%	1.35%	1.42%	1.99%
(Fee Waivers) Recoupment(7)	-	-	-	0.03%	(1.24)%
Net Expenses(7)	1.26%	1.27%	1.35%	1.45%	0.75%(9)

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(1)

The investment advisory fee ("management fee") for managing the Focus Fund and the Growth Fund is reduced for any assets that exceed certain thresholds. The management fee schedule for these two Funds is 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund.

(2)

Each Fund has adopted a Rule 12b-1 plan which allows a Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of a Fund's average net assets. As these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment, reduce your investment returns, and may cost you more than paying other types of sales or distribution charges.

(3)	These expenses include custodian, transfer agency and administration fees, certain payments to financial services agents for non-distribution expenses, and other customary mutual fund expenses.

(4)	"Other expenses" for the Flexible Capital Fund are estimated for the current fiscal year. "Other expenses" may fluctuate from year to year based on the Fund's investment operations and asset size.

(5)	Acquired fund fees and expenses are those expenses incurred indirectly by the Funds as a result of investments in shares of one or more investment companies (referred to as "Acquired Funds").

(6)	Acquired fund fees and expenses less than 0.01% are included in other expenses.

(7)

The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of each Fund (excluding interest, taxes, acquired fund expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Focus Fund's and International Opportunities Fund's average net assets, 1.50% of the Growth Fund's and the 21st Century Fund's average net assets, and 0.75% of the Flexible Capital Fund's average net assets until December 31, 2007. This fee waiver may be terminated at any time after December 31, 2007. Prior to June 1, 2007, the written expense limitation agreement relating to the Flexible Capital Fund limited total expenses of the Fund (excluding interest, taxes, acquired fund expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Fund's average net assets. The Adviser may recoup any waived amount from a Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. The amount of each Fund's expenses expected to be waived or recouped is shown under the heading "(Fee Waivers) Recoupment."

(8)	The Funds' most recent annual report and financial highlights reflect the operating expenses of the Funds and do not include acquired fund fees and expenses.

(9)	Expenses have been restated to reflect current fees.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the Annual Fund Operating Expenses described in the table.

This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	One Year	Three Years	Five Years	Ten Years
Focus Fund	$128	$400	$692	$1,523
Growth Fund	$129	$403	$697	$1,534
21st Century Fund	$137	$428	$739	$1,624
International Opportunities Fund	$148	$459	$792	$1,735
Flexible Capital Fund	$77	$504	-	-

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Funds. Actual expenses may be higher or lower than those reflected above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.